UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2006

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 Rutherford Road, Carlsbad, California	92008-7328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 931-1771

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

Officer Employment Agreement with Thomas Yang

On July 20, 2006, Callaway Golf Company (the “Company”) entered into an officer employment agreement with Thomas Yang (the “Officer Employment Agreement”). The term of the Officer Employment Agreement commenced on July 20, 2006 and terminates on March 31, 2007, unless it is earlier terminated as provided therein.

Compensation. Pursuant to the Officer Employment Agreement, the Company has agreed to provide Mr. Yang: (i) a base salary of $350,000 per year, (ii) a signing bonus of $50,000 of which $25,000 will be paid shortly after Mr. Yang’s start date and the remaining $25,000 paid shortly after one year of employment, (iii) an opportunity to participate in the annual bonus and long-term compensation programs and benefit plans available to other members of senior management as they may or may not exist from time to time, and (iv) a relocation benefits package to assist with the relocation of his family to San Diego County, California from his residence in Washington to be triggered two years from hire date.

Post-Termination Payments. Upon termination by the Company without substantial cause or by Mr. Yang for good reason, including non-renewal of the employment agreement under certain circumstances, Mr. Yang is entitled to post-termination payments as follows: (i) a cash payment equal to Mr. Yang’s target bonus for the year of termination prorated based upon the number of days employed for such year, and (ii) the immediate vesting of all unvested equity-based incentive awards held by Mr. Yang that would have vested had he remained employed for a period of twelve months from the date of such termination.

In addition, provided that Mr. Yang, among other things, executes a general release of claims in favor of the Company, Mr. Yang is entitled to (i) special severance payments equal to 0.5 times the sum of his then base salary and annual target bonus, payable over a 12-month period, (ii) payment of COBRA and/or CalCOBRA insurance benefits premiums for the severance period, (iii) the continuation of tax and estate planning services for the severance period, and (iv) outplacement services for the severance period. In addition, provided Mr. Yang chooses not to engage in any business that competes with the Company, he shall be entitled to incentive payments in an amount equal to 0.5 times his then annual base salary and target bonus, payable over a 12-month period.

Change in Control Rights. Upon a Termination Event (as such term is defined in the Officer Employment Agreement), within one year following a Change in Control (as such term is defined in the Officer Employment Agreement), the Agreement provides for the same benefits as in the case of a termination by the Company without substantial cause (as described above), except that the amount of the special severance and the incentive payments are modified. Mr. Yang’s severance and incentive payments would each equal 1.0 times the sum of his then annual base salary and annual target bonus, payable over a 24-month period.

The description of the terms of the Officer Employment Agreement with Mr. Yang is qualified in its entirety by reference to the Officer Employment Agreement, which is attached hereto as Exhibit 10.58 and incorporated in this Item 1.01 by this reference.

Equity Grant to Mr. Yang

In conjunction with the Officer Employment Agreement, the Compensation and Management Succession Committee (the “Committee”) of the Board of Directors of the Company approved grants of restricted stock, stock options and performance shares, effective as of July 20, 2006, under the Company’s 2004 Equity Incentive Plan to Mr. Yang as provided below.

Stock Options	Shares of Restricted Stock	Performance Shares
21,983	6,214	6,214

The stock options have an exercise price equal to the fair market value of the Company’s common stock on the effective date of grant. The stock options vest over a three year period with one-third vesting at the end of each year from the date of grant and will expire on July 20, 2016. The Form of Notice of Grant of Stock Option and Option

Agreement for Officers is incorporated herein by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The restricted stock is subject to certain restrictions on transfer and subject to forfeiture if Mr. Yang ceases to be an employee of the Company. The restricted stock is scheduled to vest on July 20, 2009, subject to accelerated vesting upon certain change in control events and upon certain termination of employment events (as described above). The Form of Restricted Stock Grant for Officers is incorporated herein by reference to Exhibit 10.20 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The performance shares represent the right to receive shares of the Company’s common stock and will be paid only if the Company achieves a minimum performance threshold as of the end of the three year performance period from 2006 through 2008, with the number of performance shares earned ultimately determined based on the degree to which the Company meets financial targets as of the end of the performance period. For the 2006-2008 performance period, the financial target metric is Average Economic Profit Spread, which is based on return on invested capital minus the weighted average cost of capital. The final number of performance shares paid to the executive officers will be approved by the Committee. The Form of Performance Unit Grant is incorporated herein by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 20, 2006, the Company announced the departure of Senior Executive Vice President Robert A. Penicka, who was head of global manufacturing operations for Callaway Golf and Top-Flite. Mr. Penicka’s departure from the company will be mid-August. Mr. Penicka will be entitled to termination benefits pursuant to Section 7(a) of his Officer Employment Agreement, entered into as of December 20, 2005, between the Company and Mr. Penicka, which is incorporated herein by reference from Exhibit 10.62 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2005.

SECTION 8 – OTHER EVENTS.

Item 8.01	Other Events.

On July 20, 2006, the Company announced the hiring of two new Senior Vice Presidents, naming Thomas Yang as Senior Vice President, International and David Laverty as Senior Vice President, Operations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are being filed or furnished herewith:

Exhibit 10.58	Callaway Golf Company Officer Employment Agreement, entered into as of July 20, 2006, by and between Callaway Golf Company and Thomas Yang.

Exhibit 99.1	Press release, dated July 20, 2006, entitled, “Callaway Golf Announces Two New Senior Staff Hirings.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Dated: July 26, 2006	By:	/s/ Bradley J. Holiday
		Name:	Bradley J. Holiday
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.58	Callaway Golf Company Officer Employment Agreement, entered into as of July 20, 2006, by and between Callaway Golf Company and Thomas Yang.

99.1	Press release, dated July 20, 2006, entitled, “Callaway Golf Announces Two New Senior Staff Hirings.”